UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2022

SCVX CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39190	98-1518469
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

Attn: Strategic Cyber Ventures,
1220 L St NW, Suite 100-397 Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

(202) 733-4719

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value per share, and one-half of one redeemable warrant to purchase one Class A ordinary share	SCVX.U	New York Stock Exchange
Class A ordinary shares, $0.0001 par value per share	SCVX	New York Stock Exchange
Redeemable warrants to purchase Class A ordinary shares	SCVX WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 1, 2022, SCVX Corp. (the “Company”) issued a press release announcing that it will voluntarily delist from the New York Stock Exchange (“NYSE”) and simultaneously transfer to the NYSE American LLC (“NYSE American”), where the Company has been simultaneously approved for listing. Following the transfer, the Company will continue to file the same periodic reports and other information it currently files with the Securities and Exchange Commission (the “SEC”).  The Company anticipates the transfer to the NYSE American to occur on or about March 7, 2022.

The Company anticipates that a Form 25 with respect to the deregistration of the Company’s securities from the NYSE will be filed with the SEC on or about March 11, 2022.

A copy of the press release is furnished hereto as Exhibit 99.1.

Item 7.01. Regulation FD Disclosure.

In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 is being “furnished,” and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing that the Company makes under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1.1	Press Release, dated March 1, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2022

SCVX CORP.

By:	/s/ Michael Doniger
Name:	Michael Doniger
Title:	Chief Executive Officer and Chairman